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                                                                   EXHIBIT 10.26




                          AMENDMENT NUMBER ONE TO THE
                             BEVERLY HOLDINGS, INC.
                         NON-EMPLOYEE DIRECTOR DEFERRED
                               COMPENSATION PLAN

     Amendment made this 11th day of December, 1997, by Beverly Enterprises, Inc. (the "Corporation").

                              W I T N E S S E T H:

     WHEREAS, effective as of December 3, 1997, Beverly Enterprises, Inc. (as in existence prior to the "Transaction" referenced below) (hereinafter referred to as "Old Beverly") transferred its healthcare business to a wholly-owned subsidiary of Old Beverly, i.e., New Beverly Holdings, Inc. ("NBHI"), which was then spun-off to the shareholders of Old Beverly, all pursuant to the Agreement and Plan of Distribution by and between Old Beverly, NBHI and Capstone Pharmacy Services, Inc. ("Capstone") dated as of April 15, 1997; and

     WHEREAS, immediately following such spin-off, Old Beverly merged with and into Capstone, with Capstone as the surviving corporation, all pursuant to the Agreement and Plan of Merger by and between Old Beverly and Capstone dated as of April 15, 1997 (all the aforementioned transactions to be referred to herein collectively as the "Transaction"); and

     WHEREAS, pursuant to the Transaction, the Corporation changed its name from NBHI to Beverly Enterprises, Inc. and assumed the sponsorship of the Beverly Enterprises, Inc. Non-Employee Directors' Stock Deferred Compensation Plan (as adopted by Old Beverly effective May 29, 1997) (the "Plan"); and

     WHEREAS, the Corporation desires, in light of the Transaction, to amend the Plan to reflect adjustments to the Deferred Share Unit Accounts of the Participants therein; and

     WHEREAS, the Corporation desires, in light of the Transaction, to amend the Plan to increase the number of Annual Deferred Share Unit Grants under
Section 5 thereof to reflect adjustments in the value of the Corporation's Stock following the Transaction; and

     WHEREAS, Section 12 of the Plan provides that it may be amended, modified or terminated at any time;
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     NOW, THEREFORE, the Plan is hereby amended as follows:

     1.   Section 2(d) of the Plan is amended to read as follows:

               "Company" means Beverly Enterprises, Inc., which shall mean "Old Beverly" prior to the date of the Transaction, and shall mean New Beverly Holdings, Inc. ("NBHI") (which has changed its name to Beverly Enterprises, Inc.) subsequent to said date.

     2.   The Plan is amended by adding a new Section 2(t) to read as follows:

               "Transaction" means, collectively, those transactions which are described in the Agreement and Plan of Distribution by and between Beverly Enterprises, Inc. ("Old Beverly"), New Beverly Holdings, Inc. ("NBHI"), and Capstone Pharmacy Services, Inc. ("Capstone"), dated as of April 15, 1997, and the Agreement and Plan of Merger by and between Old Beverly and Capstone dated as of April 15, 1997.

     3.   The Plan is amended by adding a new Section 23 to read as follows:

               As of the date of the Transaction, each Participant's Accounts under the Plan as expressed as a number of Deferred Share Units, shall be adjusted by dividing the number of Deferred Share Units by the Distribution Stock Fraction, as that term is defined in the documents described in Section 2(t). Subsequent to the Transaction, all subsequent additions to the Plan and all Account balances shall be deemed invested in Common Stock of New Beverly Holdings, Inc. (now known as Beverly Enterprises, Inc.), and shall fluctuate in value accordingly.


     4. The Plan is amended by replacing the second sentence of Section 5 thereof with the following:

               "Beginning with 1988 and each year thereafter, each director will receive a grant of 675 Deferred Share Units, credited as of the last day of the Stock's active trading in the month of January in the respective Plan Year."




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     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by a duly authorized representative, as of the day and year first written above.

                                        BEVERLY ENTERPRISES, INC.

                                        By:
                                            ------------------------------------
                                        Its:
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